Exhibit 99.2


                   Certification Pursuant to 18 U.S.C. Section
           As Adopted to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Form 10-QSB of Digital Data Networks, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Boeglin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         3) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
         4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  By:    /s/   Richard J. Boeglin
                                  -------------------------------
                                  Richard J. Boeglin
                                  Vice President, Finance and Operations
                                  August 9, 2002